PROSPECTUS


MAY 1, 1997                                                    [INSERT LOGO]

PRUCO LIFE INSURANCE COMPANY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT
VARIABLE LIFE INSURANCE CONTRACTS


This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The Contract requires payment of a premium of at least $10,000 upon issuance.

         The Contract provides lifetime insurance coverage, as long as the Contract is not surrendered or in default beyond its days of grace, and also provides a cash surrender value if the Contract is surrendered during the insured's lifetime. The death benefit will be the face amount of insurance stated in the Contract or under certain circumstances a higher amount. The cash surrender value of the Contract varies daily to reflect investment performance, and the imposition of charges. There is no guaranteed minimum cash surrender value, and if investment performance is sufficiently poor for a sufficiently long time, the cash surrender value could decline to zero.

         Following a deduction for applicable premium taxes, the premium payment will be allocated as the owner directs in one or more of the following ways. It may be allocated to one or more of the subaccounts of the Pruco Life Single Premium Variable Life Account (the "Account"), to a FIXED-RATE OPTION or to a real estate investment option funded by another separate account of Pruco Life. The assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives of and risks of investing in the fifteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, two ZERO COUPON BOND PORTFOLIOS with different liquidation dates--2000 and 2005, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at a rate periodically declared by Pruco Life in its sole discretion. The fixed-rate option is not available to Contracts issued in Texas. Selection of the real estate investment option involves allocation of part or all of the premium payment to the Pruco Life Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), a separate account of Pruco Life that, through a partnership, invests primarily in income-producing real property. The Real Property Account is described in a prospectus that is attached to this one. This prospectus describes the Contract generally and the Pruco Life Single Premium Variable Life Account.

         The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59 1/2, a 10% tax penalty.

                                   ----------


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE SERIES FUND, INC. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 445-4571

*DISCOVERY is a registered mark of Prudential.
SPVL-1 Ed 5-97

Catalog No. 6401654

                               PROSPECTUS CONTENTS

                                                                                                    PAGE


DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS ..............................................    1

BRIEF DESCRIPTION OF THE CONTRACT .................................................................    2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE SINGLE PREMIUM
  VARIABLE LIFE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE
  CONTRACT ........................................................................................    5
  PRUCO LIFE INSURANCE COMPANY ....................................................................    5
  PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT .................................................    5
  THE PRUDENTIAL SERIES FUND, INC. ................................................................    5
  PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT ..............................................    6

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS ..............................................    7
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT .........................................................    7
  SHORT-TERM CANCELLATION RIGHT OR  "FREE LOOK" ...................................................    7
  ALLOCATION OF THE PREMIUM PAYMENT ...............................................................    7
  TRANSFERS .......................................................................................    8
  SURRENDERS ......................................................................................    8
  LOANS ...........................................................................................    8
  CHARGES .........................................................................................    9


  AMOUNT OF LIFE INSURANCE ........................................................................   12
  LAPSE AND REINVESTMENT ..........................................................................   13
  ADDITIONAL PREMIUM PAYMENTS .....................................................................   13
  LIVING NEEDS BENEFIT ............................................................................   14
  ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS ................   15
  WHEN PROCEEDS ARE PAID ..........................................................................   15
  REPORTS TO CONTRACT OWNERS ......................................................................   16
  TAX TREATMENT OF CONTRACT BENEFITS ..............................................................   16
  THE FIXED-RATE OPTION ...........................................................................   17
  VOTING RIGHTS ...................................................................................   18
  SALE OF THE CONTRACT AND SALES COMMISSIONS ......................................................   18
  SUBSTITUTION OF SERIES FUND SHARES ..............................................................   19
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS .............................   19
  OTHER GENERAL CONTRACT PROVISIONS ...............................................................   19
  STATE REGULATION ................................................................................   19
  ADDITIONAL INFORMATION ..........................................................................   19
  EXPERTS .........................................................................................   20
  LITIGATION ......................................................................................   20
  FINANCIAL STATEMENTS ............................................................................   20


DIRECTORS AND OFFICERS ............................................................................   21

FINANCIAL STATEMENTS OF PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT ...........................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
  SUBSIDIARIES ....................................................................................   B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                    DEFINITIONS OF SPECIAL TERMS USED IN THIS

                                   PROSPECTUS

AMOUNT CREDITED UNDER THE CONTRACT--See Contract fund below.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.

CONTRACT ANNIVERSARY--The same day and month as the Contract date in each later year.


CONTRACT DATE--The date Pruco Life received the initial premium payment and certain required documentation.

ONTRACT FUND--The total value attributable to a specific Contract, representing amounts in all the subaccounts, amounts allocated to the fixed-rate option, amounts invested in the Real Property Account, and the principal amount and any accrued interest credited with respect to any Contract loan. At times throughout this prospectus, when an alternative identification may be desirable for complete clarity or to further describe the role of the Contract fund, we refer to the Contract fund as "the amount credited under the Contract". The term should not be confused with The Prudential Series Fund, Inc. (the "Series Fund") defined below.


CONTRACT OWNER--The person who purchases a Discovery Life Plus Contract and pays the premium.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DISCOVERY LIFE--A fixed life insurance contract issued by Pruco Life that is similar to Discovery Life Plus except that the owner may not invest the Contract fund in variable investment options.

FACE AMOUNT--The initial amount of life insurance as shown on the cover page of the Contract.


FIXED-RATE OPTION--An investment option under which Pruco Life guarantees that interest will be added to the amount allocated at a rate declared periodically in advance.


MONTHLY DATE--The Contract date and the same date in each subsequent month.

PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Pruco Life which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT--A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT--The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts and the Real Property Account.

                        BRIEF DESCRIPTION OF THE CONTRACT

The DISCOVERY Life Plus Contract (the "Contract") provides a way to invest in one or more securities portfolios with different investment objectives, while at the same time providing lifetime insurance protection. The DISCOVERY Life Plus Contract is a variable whole life insurance contract. It is called a "variable" contract because the value of the Contract depends upon the investment results of the investment option[s] selected. Under current law, no tax is payable upon any increase in the value of the Contract until amounts are distributed under the Contract. The owner may surrender the Contract in full and in that way withdraw the full cash surrender value of the Contract. Neither partial surrenders nor Contract splits are permitted. The Contract owner may, however, borrow against the value of the Contract. See LOANS, page 8.

Because the Contract is a Modified Endowment Contract under federal tax law, loans and other distributions made during the insured's lifetime are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59-1/2. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.


The Contract is purchased by making an initial premium payment. Generally, the minimum initial payment is $10,000. For insureds aged 76 through 85, the minimum initial payment is $50,000. Pruco Life Insurance Company ("Pruco Life") deducts the amount needed to pay state and/or local premium taxes attributable to the Contract and allocates the remainder to the variable investment option[s] selected by the owner and/or to the fixed-rate option. The assets of each subaccount are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which The Prudential Insurance Company of America ("Prudential") is the investment advisor. The Series Fund currently has fifteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the ZERO COUPON BOND PORTFOLIOS 2000 and 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.


The Contract owner may also invest a portion of the premium payment in The Pruco Life Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest in the real estate investment option, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 6.

All of the premium payment may be allocated to one subaccount, to the fixed-rate option funded by Pruco Life's general account or to the Real Property Account. Alternatively, the premium payment may be divided among any of the subaccounts, the fixed-rate option, and the Real Property Account.

The value of the Contract will vary to reflect the investment results of the variable investment option[s] in which money is invested and the amount of interest credited on amounts allocated to the fixed-rate option. The total amount attributable to a Contract held in the variable investment options and under the fixed-rate option, plus the principal amount of any Contract loan, is referred to herein interchangeably as the "Contract fund" or "the amount credited under the Contract".


The purchaser of a Contract decides what the amount of the initial premium will be (so long as it is at least $10,000; $50,000 for issue ages 76 through 85) and from this amount the initial amount of life insurance (i.e., the face amount) is determined. Although the cash surrender value of the Contract (i.e., the Contract fund minus any Contract debt and any applicable sales charge deducted upon surrender) will begin to vary immediately to reflect the investment results of any amount invested in the variable investment options, the amount of life insurance will ordinarily not change for several years and may not change at all. If investment results are sufficiently favorable, however, the amount of insurance will eventually increase and thereafter will vary in amount reflecting investment results and the application of factors that vary with the insured's attained age. But it will never be less than the face amount. See AMOUNT OF LIFE INSURANCE, page 12.


Pruco Life deducts certain charges from premium payments and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract is surrendered during the first 6 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

                                 PREMIUM PAYMENT

o Less charge for premium taxes. (Under certain circumstances, this charge may be reduced or eliminated, see item 1 under CHARGES, page 9).

                             INVESTED PREMIUM AMOUNT

o    To be invested in one or a combination of:

           o One or more of the fifteen available portfolios of the Series Fund.
           o The Real Property Account.
           o The Fixed Rate Option.

                                  DAILY CHARGES

o A daily charge equivalent to an annual rate of up to 0.35% is deducted from the assets of each of the variable investment options for administrative expenses.
o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of each of the variable investment options for mortality and expense risks.
o Management fees and expenses are deducted from the assets of the Series Fund and the Real Property Account.

                                 MONTHLY CHARGES

o A charge for insurance protection is deducted monthly. Generally, this charge is imposed in an amount equal to 0.05% of the Contract fund per month. However, if the Contract fund falls so low as to make a charge of 0.05% per month inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table").

                           POSSIBLE ADDITIONAL CHARGES

o If the Contract is surrendered during the first 6 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first year is 9% of the amount credited under the Contract. Thereafter, this charge decreases by one percent per year until, in the sixth Contract year, it is equal to 4% of the amount credited under the Contract. In the seventh and subsequent Contract years there is no charge. The sales charge will never be greater than 9% of the initial premium payment.

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

Funds may be transferred among the subaccounts and to the fixed-rate option and the Real Property Account up to four times each year. There are limitations on transfers out of the fixed-rate option and into and out of the Real Property Account. See TRANSFERS, page 8.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 7.

This Brief Description of the Contract is intended to provide a broad overview of the more significant features of the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document. That document, together with its attached application, constitutes the entire agreement between the owner and Pruco Life of New Jersey and should be retained by the owner.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                  INSURANCE COMPANY, PRUCO LIFE SINGLE PREMIUM
                    VARIABLE LIFE ACCOUNT, AND THE VARIABLE
                     INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1996, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential intends from time to time to make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

The Pruco Life Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently fifteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A-1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end, diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. See EXPENSES incurred by the SERIES FUND, page 11.


It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the valueof assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.


A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT


For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. The Contract will only be issued on insureds who are classified as standard risks following Pruco Life's regular underwriting process. Insurance protection will begin on the date the initial payment and completed application are received. On the date the initial payment is received in the Home Office specified in the Contract, the amount credited under the Contract begins to vary to reflect the investment results of the variable investment option[s] which have been chosen or the interest rate declared for the fixed-rate option. If the application is not approved, because the current underwriting requirements are not met, the premium payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.


SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.


ALLOCATION OF THE PREMIUM PAYMENT

The Contract owner determines how the initial premium payment, after the deduction for any applicable state and/or local premium taxes, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. The owner may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.


Additionally, a feature called Dollar Cost Averaging is available to Contract owners who make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Monthly transfers must be at least 3% of the amount allocated to the Dollar Cost Averaging account, with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until the Contract owner gives notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS


The Contract owner may transfer the portion of the Contract fund allocated to any of the subaccounts, the fixed-rate option or the Real Property Account without charge and without any federal income tax liability. Transfers must be in amounts of $300 or more or the total amount in the subaccounts, if less, and must not cause the amount credited in any subaccount to be less than $300, unless the entire amount in that subaccount is transferred. The Contract owner may transfer amounts by proper written notice to the Home Office, or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers are not available if Pruco Life has received proper notice that the Contract is assigned. See ASSIGNMENT, page 19. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at the Home Office. The owner may make up to four transfers a year, either among the subaccounts or from the subaccounts to the fixed-rate option or the Real Property Account.

In addition, the entire amount of the Contract fund in the subaccounts may be transferred to the fixed-rate option at any time. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums. The fixed-rate option is not available for Contracts issued in Texas. However, for Contracts issued in Texas, a Contract owner may convert his or her variable Contract to a comparable fixed-benefit policy during the first 2 Contract years.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option and (b) $5,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at the Home Office. These limits are subject to change in the future. Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.

SURRENDERS

The Contract owner may surrender the Contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any Contract debt). Neither partial surrenders nor Contract splits are permitted. To surrender a Contract, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to a Pruco Life Home Office. The cash surrender value of the surrendered Contract will be determined as of the date such notice is received in the Home Office. See WHEN PROCEEDS ARE PAID, page 15. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.

LOANS

The Contract owner may borrow from Pruco Life up to the "loan value" of the Contract using only the Contract as security for the loan. Contractually, loans will be made only on or after the first Contract anniversary. However, as an administrative practice, Pruco Life allows loans to be made during the first Contract year. This practice may change. The loan value of a Contract is 90% of an amount equal to its Contract fund, reduced by any charges due upon surrender. However, Pruco Life will, on a non-contractual basis, increase the loan value by permitting a Contract owner to borrow up to 100% of the portion of the Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 16.


When a loan is taken, the amounts allocated to the subaccount[s], the fixed-rate option or the Real Property Account will be reduced by the amount of any loan. The reduction will generally be made in the same proportions as the value in each subaccount, the fixed-rate option, and the Real Property Account bears to the total value of the Contract. As explained below, however, the principal amount of the loan continues to be part of the Contract owner's total Contract fund.

Pruco Life will charge interest at the rate of 6% per year on any outstanding loan and, if the interest is not paid on the Contract anniversary, the amount of the interest will be added to the loan. Although the amount of the loan will be withdrawn from the variable investment options and the fixed-rate option, Pruco Life will nevertheless credit the amount withdrawn with interest daily at an effective annual rate of either 5.5% or 4%. The loan plus the interest credited thereon to the Contract owner remain part of the Contract fund. Determination of the applicable interest rate credited to the Contract owner on the loan amount is made as follows. The loan amount is divided into two parts, the "target loan amount" and the remainder. The target loan amount for any Contract year is 10% of the initial premium for each Contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. Thus the net cost of the loan to the Contract owner is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each Contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Repayment of a loan does not restore the Contract fund or cash surrender value to what it would have been had no loan been taken, since the loaned amount did not reflect investment experience during the period the loan was outstanding. This may also have an effect on the death benefit.

In addition, it should be recognized that a Contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see item 4 under CHARGES, below) is not reduced by the making of a Contract loan while the amount in the subaccount[s] from which such charges are deducted is reduced by the amount of the loan.

CHARGES

1. DEDUCTION FROM PREMIUM PAYMENTS. Upon purchase of this Contract, a premium tax is generally payable. Pruco Life will deduct the amount of premium taxes applicable to the particular Contract from the initial premium payment. These taxes vary from state to state and also vary in some states by municipalities and counties. The most common premium tax rate is 2% of the premium. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes will be allocated to the investment option[s] as the owner directs. However, if (a) the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal $50,000 or more, or (b) Contracts are purchased on all children of a parent or all grandchildren of a grandparent, each Contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, Pruco Life will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract fund on the most recent Contract. Thus, in many cases, if a Contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as the owner directs. During 1996, 1995 and 1994, Pruco Life received a total of approximately $1,442, $0 and $6,481 respectively, in charges for payment of premium taxes.

2. SALES CHARGES ON SURRENDERS. A contingent deferred sales charge may be imposed upon surrender of this Contract. This charge compensates Pruco Life for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. As stated earlier, on page 3, no sales charge will be made if the Contract is surrendered after the sixth Contract year. If the Contract is surrendered in the first year, the charge will be 9% of the amount credited under the Contract. For each year after the first that the Contract is in effect, the contingent deferred sales charge as a percentage of the Contract fund is reduced by 1% until it reaches 4% in year 6. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1996, 1995 and 1994, Pruco Life received a total of approximately $177,363, $64,204 and $3,710,081, respectively, in sales charges on surrenders of the Contracts.

3. ADMINISTRATIVE CHARGE. There is a charge imposed to reimburse Pruco Life for the expenses it incurs in administering the Contracts, which includes such things as underwriting the Contract, conducting any medical examinations, establishing and maintaining records, and providing reports to Contract owners. This charge will be assessed by deducting, from the assets of each of the variable investment options, a percentage of those assets equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1996, 1995 and 1994, Pruco Life received a total of approximately $974,407, $951,203 and $937,022, respectively, in annual administrative charges under the Contracts. This administrative charge is guaranteed never to be increased above an effective annual rate of 0.35% over the life of the Contracts.

4. CHARGE FOR INSURANCE PROTECTION. Immediately after the Contract is issued the amount of insurance payable upon death of the insured (the face amount) will be substantially higher than the initial premium payment. As the insured grows older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract fund and the amount payable to the beneficiary in the event of the insured's death will become smaller. But the death benefit will always be higher than the Contract fund. To enable Pruco Life to pay this additional amount, it makes a monthly charge commencing on the Contract date, the date the Contract is issued. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although Pruco Life has the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the Contract's Monthly dates (i.e., the Contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the Contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per Contract year of the Contract fund. The exact percentage is uncertain because the Contract fund varies in amount daily. If the Contract fund remains level throughout the entire Contract year, the sum of the charges would be 0.6% of the Contract fund. If the Contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the Contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)


The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the Contract fund, unless as a result of very unfavorable investment experience, the Contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. In practice, this will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the Contract fund occur in a particular year. For example, for a male who buys a Contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before Pruco Life will make a higher cost of insurance charge. As another example, for a male who buys a Contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if the assets were held in the Equity Subaccount and there was a substantial market drop) in order to bring about an increase in the insurance charge.

5. CHARGES FOR ASSUMING MORTALITY AND EXPENSE RISKS. Pruco Life makes a charge for assuming the risk that its estimates of longevity and of the expenses it expects to incur, over the lengthy periods that this Contract may be in effect--estimates that are the basis for the level of the other charges it makes under the Contracts--will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1996, 1995 and 1994, Pruco Life received a total of approximately $2,498,810, $2,439,304 and $2,402,939, respectively, in mortality and expense risk charges under the Contracts.

6. EXPENSES INCURRED BY THE SERIES FUND. Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the Contract owners. Investment management fees and expenses for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page
5. The Account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.

The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown below:

                                                                         OTHER EXPENSES              TOTAL EXPENSES
                                               INVESTMENT                (AFTER EXPENSE              (AFTER EXPENSE
  PORTFOLIO                                   ADVISORY FEE               REIMBURSEMENT)*             REIMBURSEMENT)*
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO*                           0.40%                           0%                     0.40%
DIVERSIFIED BOND PORTFOLIO*                       0.40%                           0%                     0.40%
GOVERNMENT INCOME PORTFOLIO                       0.40%                        0.06%                     0.46%
ZERO COUPON BOND PORTFOLIOS*                      0.40%                           0%                     0.40%
CONSERVATIVE BALANCED PORTFOLIO*                  0.55%                           0%                     0.40%
FLEXIBLE MANAGED PORTFOLIO                        0.60%                           0%                     0.40%
HIGH YIELD BOND PORTFOLIO                         0.55%                        0.08%                     0.63%
STOCK INDEX PORTFOLIO                             0.35%                        0.05%                     0.40%
EQUITY INCOME PORTFOLIO                           0.40%                        0.05%                     0.45%
EQUITY PORTFOLIO*                                 0.45%                           0%                     0.40%
PRUDENTIAL JENNISON PORTFOLIO                     0.60%                        0.06%                     0.66%
SMALL CAPITALIZATION STOCK PORTFOLIO              0.40%                        0.16%                     0.56%
GLOBAL PORTFOLIO                                  0.75%                        0.17%                     0.92%
NATURAL RESOURCES PORTFOLIO                       0.45%                        0.07%                     0.52%

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond 2000, Conservative Balanced, Flexible Managed, Zero Coupon Bond Portfolio 2005, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.44% for the Money Market Portfolio, 0.45% for the Diversified Bond Portfolio, 0.52% for the Zero Coupon Bond Portfolio 2000, 0.53% for the Zero Coupon Bond Portfolio 2005, 0.59% for the Conservative Balanced Portfolio, 0.64% for the Flexible Managed Portfolio, and 0.50% for the Equity Portfolio in 1996. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.


7. TOTAL CHARGES AND CONTRACT VALUES. As may be seen from the foregoing description, the amount credited under the Contract at the outset of the Contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies Pruco Life's standards for elimination or reduction of the premium tax charge as explained in item 1 above. Thereafter, assuming a total Series Fund expense ratio of 0.51% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 5), a cost of insurance charge of 0.05% per month and no Contract debt, the amount credited under the Contract will vary at a rate that is approximately 2.36% to 2.41% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the Contract are invested.


8. TAXES ON PRUCO LIFE. The Account is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.


Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE

As stated earlier, when the Contract is issued Pruco Life will determine what the initial amount of life insurance will be for the initial premium payment. That amount will be shown on the cover page of the Contract and is called the "face amount". The face amount will be calculated by Pruco Life as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon the insured's death will never be less than the face amount as long as the Contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. But the Contract's death benefit may be higher than the face amount, depending upon the length of time the Contract is in force and the Contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

  AGE OF                   FACE AMOUNT                    FACE AMOUNT
 INSURED                   FOR $10,000                    FOR $50,000
  ON THE                    PREMIUN                          PREMIUM
 CONTRACT             ---------------------------------------------------------
  DATE                 MALE           FEMALE            MALE           FEMALE
--------------------------------------------------------------------------------
     5                $231,211        $298,154       $1,179,644      $1,521,193
    15                $151,173        $198,359       $  771,290      $1,012,032
    25                $104,157        $129,799       $  531,412      $  662,236
    35                $ 66,654        $ 82,561       $  340,069      $  421,229
    45                $ 42,601        $ 52,980       $  217,353      $  270,304
    55                $ 28,260        $ 35,032       $  144,183      $  178,734
    65                $ 19,832        $ 23,624       $  101,180      $  120,529
    75                $ 14,982        $ 16,631       $   76,439      $   84,850


In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 19.


2. Increase in death benefit due to favorable investment experience. It is likely that the amount of insurance will not change for several years after the Contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The Contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the Contract fund. The latter ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

                                     DEATH BENEFIT IS NO LESS THAN
   AGE OF                             THE CONTRACT FUND TIMES THE
  INSURED                            FOLLOWING MULTIPLE (ASSUMES NO
                                                LOAN)
                                 --------------------------------------
                                 MALE                            FEMALE
  ---------------------------------------------------------------------
     5                           4.80                             7.50
    15                           4.80                             7.50
    25                           4.56                             6.11
    35                           3.76                             4.52
    45                           2.27                             2.64
    55                           1.55                             1.82
    65                           1.23                             1.40
    75                           1.09                             1.15
    85                           1.05                             1.05
    95                           1.02                             1.02



Thus, for a male age 55 who purchased a Contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the Contract fund has increased to $122,604 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,166 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 19.


LAPSE AND REINSTATEMENT

If the investment results of a Contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any Monthly date has decreased to zero or less, the Contract will go into default.


Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force. This payment must be received at the Pruco Life Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 16.


A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

A Contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the Contract has been in force for several years, the Contract owner may be allowed the option of paying additional premium payments in order to increase his or her Contract fund. Such premium payments are allowed when they will not cause the Contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, Pruco Life will tell the Contract owner whether an additional premium payment can be made and its maximum amount. If the owner does make an additional premium payment, the amount of that payment, less any applicable premium taxes which may be payable, will increase the Contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge.

An additional premium payment will not be accepted by Pruco Life if it would, through the application of the multiples shown on page 11, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made.
For example, the Contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

Contract applicants may elect to add the Living Needs Benefit to their Contracts at issue, subject to Pruco Life's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to Contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income the Living Needs Benefit if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult with a qualified tax advisor before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in this prospectus have been prepared to help show how values under this Contract change with investment performance of the Account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under Contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the Contract would go into default, at which time additional payments would be needed to keep it in force.


The amounts shown for the death benefit and cash surrender value as of each Contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.51% (taking into account the offsets described under EXPENSES INCURRED BY THE PRUDENTIAL SERIES FUND, INC. page 11), and also reflect the daily charge to the Account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.51% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.74%, 2.26%, 6.26%, and 10.26%.


The tables on pages T1 and T3 also reflect the fact that Pruco Life generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the Contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a Contract falls to such a level as to make this monthly charge inadequate in Pruco Life's judgment (i.e., where the Contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life will deduct the maximum monthly mortality charge. See CHARGE FOR INSURANCE PROTECTION, page 10. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the Contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 Contract years.

The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the Contract in excess of the face amount if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

                                                          ILLUSTRATIONS

                                                          -------------

                                                  DISCOVERY LIFE PLUS CONTRACT
                                                          MALE ISSUE AGE 35
                                                  $20,000 INITIAL PREMIUM PAYMENT
                                             USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                               DEATH BENEFIT                                    CASH SURRENDER VALUE
                            ----------------------------------------------------   -------------------------------------------------
                                   ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
                                       ANNUAL INVESTMENT RETURN OF                           ANNUAL INVESTMENT RETURN OF
                            ----------------------------------------------------   -------------------------------------------------
          PREMIUM
END OF   ACCUMULATED
POLICY   AT 4% INTEREST     0% GROSS       4% GROSS     8% GROSS      12% GROSS       0% GROSS   4% GROSS    8% GROSS    12% GROSS
YEAR      PER YEAR        (-1.74% NET)    (2.26% NET)  (6.26% NET)  (10.26% NET)   (-1.74% NET) (2.26% NET) (6.26% NET) (10.26% NET)
------------------------------------------------------------------------------------------------------------------------------------
   1       $ 20,800         $133,307       $133,307     $133,307   $  133,307         $17,421     $18,130    $ 18,902   $   19,682
   2       $ 21,632         $133,307       $133,307     $133,307   $  133,307         $17,202     $18,631    $ 20,117   $   21,744
   3       $ 22,497         $133,307       $133,307     $133,307   $  133,307         $16,984     $19,144    $ 21,480   $   24,004
   4       $ 23,397         $133,307       $133,307     $133,307   $  133,307         $16,767     $19,669    $ 22,932   $   26,585
   5       $ 24,333         $133,307       $133,307     $133,307   $  133,307         $16,551     $20,206    $ 24,479   $   29,447
   6       $ 25,306         $133,307       $133,307     $133,307   $  133,307         $16,336     $20,755    $ 26,128   $   32,613
   7       $ 26,319         $133,307       $133,307     $133,307   $  133,307         $16,621     $21,976    $ 28,748   $   37,234
   8       $ 27,371         $133,307       $133,307     $133,307   $  133,307         $16,067     $22,338    $ 30,364   $   40,808
   9       $ 28,466         $133,307       $133,307     $133,307   $  133,307         $15,318     $22,707    $ 32,072   $   44,726
  10       $ 29,605         $133,307       $133,307     $133,307   $  133,307         $14,539     $23,081    $ 33,876   $   49,020
  15       $ 36,019         $133,307       $133,307     $133,307   $  149,620         $10,087     $25,047    $ 44,536   $   77,523
  20       $ 43,822         $133,307       $133,307     $133,307   $  196,166         $ 4,137     $26,417    $ 58,550   $  122,604
  25       $ 53,317         $      0(2)    $133,307     $133,307   $  269,516         $     0(2)  $22,005    $ 76,973   $  193,896
  30       $ 64,868         $      0       $133,307     $133,307   $  383,300         $     0     $12,178    $101,195   $  306,640
  35       $ 78,922         $      0       $      0(2)  $154,332   $  562,555         $     0     $     0(2) $133,044   $  484,961
  40       $ 96,020         $      0       $      0     $192,424   $  843,743         $     0     $     0    $174,930   $  767,039
  45       $116,824         $      0       $      0     $246,109   $1,298,135         $     0     $     0    $230,008   $1,213,210
----------

(1)  ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY COST OF
     INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE
     CONTINGENT  DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON
     THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 23 UNLESS AN ADDITIONAL PREMIUM PAYMENT
     WAS MADE.  BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 34 UNLESS AN ADDITIONAL PREMIUM
     PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                                   DISCOVERY LIFE PLUS CONTRACT
                                                        MALE ISSUE AGE 35
                                                  $20,000 INITIAL PREMIUM PAYMENT
                                             USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                             DEATH BENEFIT                                     CASH SURRENDER VALUE
                            ----------------------------------------------------   -------------------------------------------------
                                   ASSUMING HYPOTHETICAL GROSS (AND NET)               ASSUMING HYPOTHETICAL GROSS (AND NET)
                                        ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
                            ----------------------------------------------------   -------------------------------------------------
          PREMIUM
END OF   ACCUMULATED
POLICY   AT 4% INTEREST     0% GROSS       4% GROSS     8% GROSS      12% GROSS       0% GROSS   4% GROSS    8% GROSS    12% GROSS
YEAR      PER YEAR        (-1.74% NET)    (2.26% NET)  (6.26% NET)  (10.26% NET)   (-1.74% NET) (2.26% NET) (6.26% NET) (10.26% NET)
------------------------------------------------------------------------------------------------------------------------------------
  1        $ 20,800         $133,307       $133,307      $133,307    $  133,307     $17,303        $18,012    $ 18,773  $   19,553
  2        $ 21,632         $133,307       $133,307      $133,307    $  133,307     $16,946        $18,377    $ 19,864  $   21,471
  3        $ 22,497         $133,307       $133,307      $133,307    $  133,307     $16,568        $18,731    $ 21,071  $   23,597
  4        $ 23,397         $133,307       $133,307      $133,307    $  133,307     $16,166        $19,072    $ 22,344  $   26,013
  5        $ 24,333         $133,307       $133,307      $133,307    $  133,307     $15,736        $19,395    $ 23,685  $   28,684
  6        $ 25,306         $133,307       $133,307      $133,307    $  133,307     $15,275        $19,697    $ 25,096  $   31,635
  7        $ 26,319         $133,307       $133,307      $133,307    $  133,307     $15,236        $20,591    $ 27,401  $   35,977
  8        $ 27,371         $133,307       $133,307      $133,307    $  133,307     $14,535        $20,633    $ 28,713  $   39,293
  9        $ 28,466         $133,307       $133,307      $133,307    $  133,307     $13,807        $20,640    $ 30,077  $   42,932
 10        $ 29,605         $133,307       $133,307      $133,307    $  133,307     $13,048        $20,608    $ 31,497  $   46,929
 15        $ 36,019         $133,307       $133,307      $133,307    $  142,473     $ 8,683        $19,727    $ 39,510  $   73,820
 20        $ 43,822         $133,307       $133,307      $133,307    $  186,791     $ 2,795        $16,959    $ 49,181  $  116,744
 25        $ 53,317         $      0(2)    $133,307      $133,307    $  256,568     $     0(2)     $10,711    $ 60,658  $  184,581
 30        $ 64,868         $      0       $      0(2)   $133,307    $  364,813     $     0        $     0(2) $ 74,418  $  291,850
 35        $ 78,922         $      0       $      0      $133,307    $  535,261     $     0        $     0    $ 91,419  $  461,432
 40        $ 96,020         $      0       $      0      $133,307    $  802,488     $     0        $     0    $114,843  $  729,534
 45        $116,824         $      0       $      0      $160,874    $1,233,162     $     0        $     0    $150,349  $1,152,488


(1)  ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MAXIMUM MONTHLY COST
     OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT  DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN
     THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING
     CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0%, AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN
     POLICY YEAR 22 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.  BASED ON A GROSS RETURN OF 4%, AND THE DEDUCTION OF MAXIMUN
     COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 30 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                    DISCOVERY LIFE PLUS CONTRACT
                                                         FEMALE ISSUE AGE 55
                                                  $100,000 INITIAL PREMIUM PAYMENT
                                           USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)


                                             DEATH BENEFIT                                     CASH SURRENDER VALUE
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUM                 ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
END OF     ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
POLICY   AT 4% INTEREST     0% GROSS     4% GROSS     8% GROSS      12% GROSS     0% GROSS     4% GROSS     8% GROSS      12% GROSS
 YEAR       PER YEAR      (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)  (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)
------   --------------   ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
   1        $104,000        $357,468     $357,468     $357,468     $  357,468     $88,882      $ 92,648      $ 96,624     $100,600
   2        $108,160        $357,468     $357,468     $357,468     $  357,468     $87,766      $ 95,058      $102,640     $111,122
   3        $112,486        $357,468     $357,468     $357,468     $  357,468     $86,655      $ 97,674      $109,591     $122,654
   4        $116,986        $357,468     $357,468     $357,468     $  357,468     $85,548      $100,352      $116,999     $135,636
   5        $121,665        $357,468     $357,468     $357,468     $  357,468     $84,445      $103,091      $124,894     $150,239
   6        $126,532        $357,468     $357,468     $357,468     $  357,468     $83,348      $105,893      $133,307     $166,395
   7        $131,593        $357,468     $357,468     $357,468     $  357,468     $84,799      $112,123      $146,671     $189,968
   8        $136,857        $357,468     $357,468     $357,468     $  357,468     $82,825      $113,971      $154,920     $208,206
   9        $142,331        $357,468     $357,468     $357,468     $  357,468     $78,165      $115,850      $163,633     $228,194
  10        $148,024        $357,468     $357,468     $357,468     $  360,146     $72,919      $117,759      $172,836     $250,101
  15        $180,094        $357,468     $357,468     $357,468     $  510,236     $40,510      $127,788      $227,222     $395,532
  20        $219,112        $      0(2)  $357,468     $357,468     $  731,873     $     0(2)   $138,672      $298,723     $625,532
  25        $266,584        $      0     $357,468(2)  $432,003     $1,088,199     $     0      $150,482(2)   $392,729     $989,271


----------------

(1)  ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY
     COST OF INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE
     CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE
     ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 20 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS
     MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 33 UNLESS AN ADDITIONAL PREMIUM PAYMENT
     WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                    DISCOVERY LIFE PLUS CONTRACT
                                                         FEMALE ISSUE AGE 55
                                                  $100,000 INITIAL PREMIUM PAYMENT
                                           USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                             DEATH BENEFIT                                     CASH SURRENDER VALUE
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUM                 ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
END OF     ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
POLICY   AT 4% INTEREST     0% GROSS     4% GROSS     8% GROSS      12% GROSS     0% GROSS     4% GROSS     8% GROSS      12% GROSS
 YEAR       PER YEAR      (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)  (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)
------   --------------   ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
  1         $104,000        $357,468     $357,468     $357,468     $  357,468     $87,705      $91,352       $ 95,325     $ 99,299
  2         $108,160        $357,468     $357,468     $357,468     $  357,468     $85,258      $92,544       $100,125     $108,394
  3         $112,486        $357,468     $357,468     $357,468     $  357,468     $82,660      $93,670       $105,595     $118,472
  4         $116,986        $357,468     $357,468     $357,468     $  357,468     $79,905      $94,692       $111,370     $130,091
  5         $121,665        $357,468     $357,468     $357,468     $  357,468     $76,975      $95,591       $117,464     $142,995
  6         $126,532        $357,468     $357,468     $357,468     $  357,468     $73,838      $96,334       $123,882     $157,334
  7         $131,593        $357,468     $357,468     $357,468     $  357,468     $72,626      $99,870       $134,662     $178,627
  8         $136,857        $357,468     $357,468     $357,468     $  357,468     $68,095      $99,128       $140,478     $194,878
  9         $142,331        $357,468     $357,468     $357,468     $  357,468     $63,261      $98,059       $146,476     $212,816
 10         $148,024        $357,468     $357,468     $357,468     $  357,468     $58,068      $96,610       $152,651     $232,661
 15         $180,094        $357,468     $357,468     $357,468     $  473,866     $25,607      $82,375       $186,953     $367,338
 20         $219,112        $      0(2)  $357,468     $357,468     $  679,461     $     0(2)   $47,533       $228,114     $580,735
 25         $266,584        $      0     $357,460(2)  $357,468     $1,009,765     $     0      $     0(2)    $278,031     $917,968


----------------

(1)  ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM
     MONTHLY COST OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO
     SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE
     OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN
     POLICY YEAR 18 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST
     OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 24 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.


TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult with a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the current laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws, regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Code and as long as the underlying investments for the Contract satisfies diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life believes that the Contract meets these definitional and diversification requirements and accordingly will be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.


However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.


Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code provides rules regarding the federal income tax treatment of loans and other pre-death distributions from the Contract if issued after June 20, 1988. It provides that, with respect to life insurance policies issued after June 20, 1988, which, like the Contract, provide for the payment of premiums faster than would be allowed under a policy providing for paid-up insurance after the payment of seven level annual premiums: (1) policy loans are treated as distributions; (2) all distributions from the policy before the death of the insured are generally includible in gross income on an income first basis (i.e., distributions are includible in income to the extent the Contract fund exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income).

In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59-1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

Section 7702A does not change the treatment of death benefit proceeds under the Contract. Accordingly, as stated previously, such amounts are excludible from the gross income of the beneficiary. Also, Section 7702A does not change the general rule that a Contract owner is not taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, unless amounts are distributed.

WITHHOLDING. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, the transfer of the Contract to or the designation of a beneficiary who is either 37-1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.


Deductions for interest paid or accrued on Contract debt or on other loans incurred or continued to purchase or carry the Contract will be disallowed under section 264 of the Code. For business-owned life insurance, section 264 (a)(1) of the Code also precludes business Contract owners from deducting premium payments. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if the owner or insured dies. Contract owners should consult a tax advisor regarding the application of the Code to their circumstances.


THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third Contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.


Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 8. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 15). For Contracts issued in Texas, the fixed-rate option is not available.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, N.J. 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. The maximum commission that will be paid to the representative is 3% of the premium received, and the amount paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 5.5% of the premium. The representative may be required to return all or part of the first year commission if the Contract is not continued through the first year. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the mortality and expense risk charge, described in item 5 under CHARGES, page 9.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date, Pruco Life will not contest its liability under the Contract in accordance with its terms.


MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.


SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the cover of this prospectus.

EXPERTS


The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Paul A. Haley, FSA, MAA, CLU, ChFC, Vice President and Assistant Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.


LITIGATION


Several actions have been brought against Pruco Life Insurance Company (the "Company") alleging that the Company and its agents engaged in improper life insurance sales practices. The Prudential Insurance Company of America has agreed to indemnify the Company for losses, if any, resulting from such litigation. No other significant litigation is being brought against the Company that would have a material effect on its financial position.


FINANCIAL STATEMENTS

The consolidated financial statements of Pruco Life and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE


WILLIAM M. BETHKE, Director.--President, Prudential Capital Markets Group since 1992.

IRA J. KLEINMAN, Director.--Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select; Prior to 1993: Senior Vice President of Prudential.

MENDEL A. MELZER, Director.--Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, Prudential Investment Corporation.


ESTHER H. MILNES, President and Director.--Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services; Prior to 1993: Vice President and Associate Actuary of Prudential.

I. EDWARD PRICE, Vice Chairman and Director.--Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of Prudential.


KIYOFUMI SAKAGUCHI, Director.--President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Company., Ltd.; Prior to 1994: President and Chief Executive Officer, Asia Pacific Region--Prudential International Insurance and President, The Prudential Life Insurance Co., Ltd.

WILLIAM F. YELVERTON, Chairman and Director.--Chief Executive Officer, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.


                         OFFICERS WHO ARE NOT DIRECTORS


SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.


LINDA S. DOUGHERTY, Vice President, Comptroller and Chief Accounting Officer.--Vice President and Comptroller, Prudential Individual Insurance Group since 1997; Prior to 1997: Vice President, Accounting, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President.--Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President, Credit Card Division, Chase Manhattan Bank; Prior to 1995: Chase Manhattan Bank.


CLIFFORD E. KIRSCH, Chief Legal Officer.--Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.


FRANK P. MARINO, Senior Vice President.--Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

MARIO A. MOSSE, Senior Vice President.--Vice President, Annuity Services, Prudential Investments since 1996; Prior to 1996: Vice President, Chase Manhattan Bank.,

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary.--Vice President and Associate Actuary, Prudential.

KAREN L. SHAPIRO, Senior Vice President.--Vice President, Prudential Individual Insurance Group since 1996; Vice President and Associate General Counsel, Prudential Securities Incorporated 1993 to 1996; Prior to 1993: Senior Associate with Shaw, Pittman, Potts and Trowbridge.


The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

* SUBSIDIARY OF PRUDENTIAL.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Pruco Life Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Subaccount, Diversified Bond Subaccount, Equity Subaccount, Flexible Managed Subaccount, Conservative Balanced Subaccount, Zero Coupon Bond 2000 Subaccount, High Yield Bond Subaccount, Stock Index Subaccount, Equity Income Subaccount, Natural Resources Subaccount, Global Subaccount, Government Income Subaccount, Zero Coupon Bond 2005 Subaccount, Prudential Jennison Subaccount and Small Capitalization Stock Subaccount of Pruco Life Single Premium Variable Life Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life Single Premium Variable Life
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life Single Premium Variable Life Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life Single Premium Variable Life Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $   15,336,982  $   10,851,298  $   51,756,369  $   71,479,939  $   87,355,732
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   15,313,819  $   10,798,885  $   51,635,890  $   71,141,582  $   87,188,309
  Equity of Pruco Life Insurance Company..........          23,163          52,413         120,479         338,357         167,423
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   15,336,982  $   10,851,298  $   51,756,369  $   71,479,939  $   87,355,732
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Number of Contract owner units outstanding......   9,162,270.610   4,751,252.832  12,313,462.746  23,319,756.765  33,083,771.221
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Unit Value......................................  $      1.67140  $      2.27285  $      4.19345  $      3.05070  $      2.63538
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $      849,922  $      734,790  $    1,193,506  $    2,143,818  $    3,496,167
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4C]..............         202,024         142,663         614,748         882,801       1,080,118
  Reimbursement for excess expenses [Note 4D].....          (6,908)         (5,597)        (54,196)       (178,092)       (173,327)
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................         195,116         137,066         560,552         704,709         906,791
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................         654,806         597,724         632,954       1,439,109       2,589,376
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0       4,590,879       6,748,281       5,364,643
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0          46,177       1,516,095       1,582,636       1,560,460
  Net unrealized gain (loss) on investments.......               0        (366,764)      1,084,389      (1,468,777)        (59,931)
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0        (320,587)      7,191,363       6,862,140       6,865,172
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $      654,806  $      277,137  $    7,824,317  $    8,301,249  $    9,454,548
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A1

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY         NATURAL
                                                         2000            BOND           INDEX           INCOME        RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $    3,119,476  $    6,228,867  $    8,604,673  $   13,728,951  $    4,383,395
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $    3,021,339  $    6,237,338  $    8,569,900  $   13,715,876  $    4,370,555
  Equity of Pruco Life Insurance Company                    98,137          (8,471)         34,773          13,075          12,840
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $    3,119,476  $    6,228,867  $    8,604,673  $   13,728,951  $    4,383,395
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Number of Contract owner units outstanding         1,190,628.694   3,054,554.282   2,961,960.776   4,546,633.757   1,546,212.608
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Unit Value                                        $      2.53760  $      2.04198  $      2.89332  $      3.01671  $      2.82662
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                                                         ZERO
                                                                                        COUPON
                                                                      GOVERNMENT         BOND
                                                        GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $    4,543,416  $    3,326,611  $    1,891,793
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $    4,502,794  $    3,321,026  $    1,522,769
  Equity of Pruco Life Insurance Company                    40,622           5,585         369,024
                                                    --------------  --------------  --------------
                                                    $    4,543,416  $    3,326,611  $    1,891,793
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
  Number of Contract owner units outstanding         3,448,487.819   1,920,645.345     749,265.214
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
  Unit Value                                        $      1.30573  $      1.72912  $      2.03235
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY
                                                         2000            BOND           INDEX           INCOME
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $      143,328  $      608,481  $      140,579  $      437,689
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4C]                        43,571          79,734          94,079         159,086
  Reimbursement for excess expenses [Note 4D]               (3,977)              0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                                39,594          79,734          94,079         159,086
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               103,734         528,747          46,500         278,603
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0               0          97,668         428,472
  Realized gain (loss) on shares redeemed
    [average cost basis]                                    61,546          (8,889)        322,008         258,878
  Net unrealized gain (loss) on investments               (156,572)         89,453         980,432       1,389,905
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                             (95,026)         80,564       1,400,108       2,077,255
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $        8,708  $      609,311  $    1,446,608  $    2,355,858
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


                                                                                                         ZERO
                                                                                                        COUPON
                                                       NATURAL                        GOVERNMENT         BOND
                                                      RESOURCES         GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $       27,824  $       86,459  $      212,588  $       95,552
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4C]                        49,128          41,077          41,693          21,882
  Reimbursement for excess expenses [Note 4D]                    0               0               0          (2,205)
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                                49,128          41,077          41,693          19,677
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               (21,304)         45,382         170,895          75,875
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                     531,704          67,416               0          20,412
  Realized gain (loss) on shares redeemed
    [average cost basis]                                   207,066          44,616          19,693           4,000
  Net unrealized gain (loss) on investments                223,037         399,470        (151,572)       (134,741)
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                             961,807         511,502        (131,879)       (110,329)
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $      940,503  $      556,884  $       39,016  $      (34,454)
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A2

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $    1,491,664  $    1,316,363
                                                    --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $    1,498,227  $    1,307,734
  Equity of Pruco Life Insurance Company..........          (6,563)          8,629
                                                    --------------  --------------
                                                    $    1,491,664  $    1,316,363
                                                    --------------  --------------
                                                    --------------  --------------
  Number of Contract owner units outstanding......   1,065,375.329     929,607.285
                                                    --------------  --------------
                                                    --------------  --------------
  Unit Value......................................  $      1.40629  $      1.40676
                                                    --------------  --------------
                                                    --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $        2,691  $        5,233
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4C]..............          13,404           7,208
  Reimbursement for excess expenses [Note 4D].....               0               0
                                                    --------------  --------------
NET EXPENSES......................................          13,404           7,208
                                                    --------------  --------------
NET INVESTMENT INCOME (LOSS)......................         (10,713)         (1,975)
                                                    --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0          16,901
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................           9,875           8,724
  Net unrealized gain (loss) on investments.......         151,305          67,298
                                                    --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................         161,180          92,923
                                                    --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $      150,467  $       90,948
                                                    --------------  --------------
                                                    --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A3

                     (This page intentionally left blank.)

                                       A4

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                           SUBACCOUNTS
                                  ----------------------------------------------------------------------------------------------
                                                      MONEY                                        DIVERSIFIED
                                                      MARKET                                           BOND
                                  ----------------------------------------------  ----------------------------------------------
                                       1996            1995            1994            1996            1995            1994
                                  --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)....$      654,806  $      945,085  $      551,739  $      597,724  $      677,150  $      666,450
  Capital gains distributions
    received......................             0               0               0               0          28,095          32,253
  Realized gain (loss) on shares
    redeemed
    [average cost basis]..........             0               0               0          46,177          33,240         (73,444)
  Net unrealized gain (loss) on
    investments...................             0               0               0        (366,764)      1,427,282      (1,296,202)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.......       654,806         945,085         551,739         277,137       2,165,767        (670,943)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]........................    (5,721,859)     (2,005,207)      2,903,904      (2,217,069)     (1,097,631)     (3,574,742)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]........................      (915,025)        381,338         315,505          43,136         (33,382)           (146)
                                  --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS..........................    (5,982,078)       (678,784)      3,771,148      (1,896,796)      1,034,754      (4,245,831)

NET ASSETS:
  Beginning of year...............    21,319,060      21,997,844      18,226,696      12,748,094      11,713,340      15,959,171
                                  --------------  --------------  --------------  --------------  --------------  --------------
  End of year.....................$   15,336,982  $   21,319,060  $   21,997,844  $   10,851,298  $   12,748,094  $   11,713,340
                                  --------------  --------------  --------------  --------------  --------------  --------------
                                  --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                         FLEXIBLE
                                                          EQUITY                         MANAGED
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $      632,954  $      422,966  $      446,665  $    1,439,109
  Capital gains distributions
    received                               4,590,879       1,688,154       1,642,927       6,748,281
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                   1,516,095       1,098,551         782,996       1,582,636
  Net unrealized gain (loss) on
    investments                            1,084,389       8,034,144      (2,261,571)     (1,468,777)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                7,824,317      11,243,815         611,017       8,301,249
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]                                (4,080,845)     (2,240,812)     (1,583,816)     (7,933,681)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                    83,397        (226,203)        249,028         215,390
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   3,826,869       8,776,800        (723,771)        582,958

NET ASSETS:
  Beginning of year                       47,929,500      39,152,700      39,876,471      70,896,981
                                      --------------  --------------  --------------  --------------
  End of year                         $   51,756,369  $   47,929,500  $   39,152,700  $   71,479,939
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                       CONSERVATIVE
                                                                                         BALANCED
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $    1,462,510  $    1,178,365  $    2,589,376  $    2,622,038  $    2,064,530
  Capital gains distributions
    received                               2,961,811       1,892,222       5,364,643       2,993,129         903,223
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                   1,224,987         510,497       1,560,460       1,093,958         791,178
  Net unrealized gain (loss) on
    investments                            8,437,634      (6,516,314)        (59,931)      6,125,443      (5,556,131)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               14,086,942      (2,935,230)      9,454,548      12,834,568      (1,797,200)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]                                (7,589,195)     (4,316,198)     (9,872,985)     (8,311,674)     (7,148,287)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                  (272,194)        114,045         (92,223)       (149,732)       (517,702)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   6,225,553      (7,137,383)       (510,660)      4,373,162      (9,463,189)
NET ASSETS:
  Beginning of year                       64,671,428      71,808,811      87,866,392      83,493,230      92,956,419
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $   70,896,981  $   64,671,428  $   87,355,732  $   87,866,392  $   83,493,230
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A6

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                           SUBACCOUNTS
                                  ----------------------------------------------------------------------------------------------
                                                   ZERO COUPON                                         HIGH
                                                       BOND                                           YIELD
                                                       2000                                            BOND
                                  ----------------------------------------------  ----------------------------------------------
                                       1996            1995            1994            1996            1995            1994
                                  --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)....$      103,734  $      116,219  $      191,936  $      528,747  $      556,857  $      459,751
  Capital gains distributions
    received......................             0         141,727           6,383               0               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]..........        61,546          44,810          55,901          (8,889)        (36,010)        (19,400)
  Net unrealized gain (loss) on
    investments...................      (156,572)        374,726        (582,196)         89,453         299,046        (662,734)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.......         8,708         677,482        (327,976)        609,311         819,893        (222,383)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]........................      (883,895)        (24,144)       (656,487)       (652,164)        421,112        (336,732)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]........................        85,488        (116,790)         85,167         (26,102)        (28,631)          6,904
                                  --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS..........................      (789,699)        536,548        (899,296)        (68,955)      1,212,374        (552,211)

NET ASSETS:
  Beginning of year...............     3,909,175       3,372,627       4,271,923       6,297,822       5,085,448       5,637,659
                                  --------------  --------------  --------------  --------------  --------------  --------------
  End of year.....................$    3,119,476  $    3,909,175  $    3,372,627  $    6,228,867  $    6,297,822  $    5,085,448
                                  --------------  --------------  --------------  --------------  --------------  --------------
                                  --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A7

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                          STOCK                           EQUITY
                                                          INDEX                           INCOME
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $       46,500  $       56,753  $       48,648  $      278,603
  Capital gains distributions
    received                                  97,668          48,697           6,746         428,472
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     322,008         188,339         134,755         258,878
  Net unrealized gain (loss) on
    investments                              980,432       1,283,063        (196,516)      1,389,905
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                1,446,608       1,576,852          (6,367)      2,355,858
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]                                   694,843         666,899        (922,424)     (1,077,303)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                    (5,765)         14,385          10,499         (36,611)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   2,135,686       2,258,136        (918,292)      1,241,944

NET ASSETS:
  Beginning of year                        6,468,987       4,210,851       5,129,143      12,487,007
                                      --------------  --------------  --------------  --------------
  End of year                         $    8,604,673  $    6,468,987  $    4,210,851  $   13,728,951
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                         NATURAL
                                                                                        RESOURCES
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $      295,255  $      222,179  $      (21,304) $        6,686  $       (7,276)
  Capital gains distributions
    received                                 520,438         497,939         531,704         179,705          54,352
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     131,128         128,602         207,066         156,751         112,510
  Net unrealized gain (loss) on
    investments                            1,045,497        (851,292)        223,037         428,732        (361,552)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                1,992,318          (2,572)        940,503         771,874        (201,966)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]                                   933,260         476,162         405,943        (371,555)        190,024
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                    26,506          17,231        (372,815)        391,993         (64,028)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   2,952,084         490,821         973,631         792,312         (75,970)
NET ASSETS:
  Beginning of year                        9,534,923       9,044,102       3,409,764       2,617,452       2,693,422
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $   12,487,007  $    9,534,923  $    4,383,395  $    3,409,764  $    2,617,452
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A8

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                           SUBACCOUNTS
                                  ----------------------------------------------------------------------------------------------
                                                                                                    GOVERNMENT
                                                     GLOBAL*                                          INCOME
                                  ----------------------------------------------  ----------------------------------------------
                                       1996            1995            1994            1996            1995            1994
                                  --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)....$       45,382  $       10,910  $       (7,946) $      170,895  $      159,003  $      150,861
  Capital gains distributions
    received......................        67,416          41,171           2,069               0               0               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]..........        44,616          83,503          14,375          19,693          14,056          (8,524)
  Net unrealized gain (loss) on
    investments...................       399,470         110,391         (58,035)       (151,572)        311,921        (382,787)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.......       556,884         245,975         (49,537)         39,016         484,980        (240,450)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]........................     1,711,765         634,220       1,492,404         (20,151)        116,346        (589,359)
                                  --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]........................        (8,688)        (71,057)         31,450        (301,155)        288,428          13,964
                                  --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS..........................     2,259,961         809,138       1,474,317        (282,290)        889,754        (815,845)

NET ASSETS:
  Beginning of year...............     2,283,455       1,474,317               0       3,608,901       2,719,147       3,534,992
                                  --------------  --------------  --------------  --------------  --------------  --------------
  End of year.....................$    4,543,416  $    2,283,455  $    1,474,317  $    3,326,611  $    3,608,901  $    2,719,147
                                  --------------  --------------  --------------  --------------  --------------  --------------
                                  --------------  --------------  --------------  --------------  --------------  --------------
                                                    *Commenced
                                                         Business
                                                        on 5/1/94

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A9

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                       ZERO COUPON
                                                           BOND                         PRUDENTIAL
                                                           2005                         JENNISON**
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $       75,875  $       42,858  $       71,177  $      (10,713)
  Capital gains distributions
    received                                  20,412          25,337             325               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                       4,000         199,655           9,137           9,875
  Net unrealized gain (loss) on
    investments                             (134,741)        218,240        (166,787)        151,305
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                  (34,454)        486,090         (86,148)        150,467
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]                                    95,080      (1,066,375)      1,449,162         893,360
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                   351,597        (214,736)         82,781         (35,955)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     412,223        (795,021)      1,445,795       1,007,872

NET ASSETS:
  Beginning of year                        1,479,570       2,274,591         828,796         483,792
                                      --------------  --------------  --------------  --------------
  End of year                         $    1,891,793  $    1,479,570  $    2,274,591  $    1,491,664
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------

                                                                                       **Commenced
                                                                                         Business
                                                                                        on 5/1/95


                                                                  SMALL
                                                              CAPITALIZATION
                                                                 STOCK**
                                                      ------------------------------

                                           1995            1996            1995
                                      --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $       (1,556) $       (1,975) $          (98)
  Capital gains distributions
    received                                       0          16,901           2,435
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                         926           8,724             397
  Net unrealized gain (loss) on
    investments                               14,845          67,298           7,555
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                   14,215          90,948          10,289
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]                                   454,167         708,061         482,228
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 7]                                    15,410          22,215           2,622
                                      --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     483,792         821,224         495,139
NET ASSETS:
  Beginning of year                                0         495,139               0
                                      --------------  --------------  --------------
  End of year                         $      483,792  $    1,316,363  $      495,139
                                      --------------  --------------  --------------
                                      --------------  --------------  --------------


                                                               **Commenced
                                                                 Business
                                                                on 5/1/95

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                      A10

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

Pruco Life Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

Equity of Pruco Life Insurance Company--Pruco Life maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in Pruco Life's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

                                      A11

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                     PORTFOLIOS
                    ----------------------------------------------------------------------------
                        MONEY       DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                       MARKET          BOND           EQUITY         MANAGED         BALANCED
                    -------------  -------------  --------------  --------------  --------------
Number of shares:       1,533,698        980,649       1,919,398       4,018,520       5,629,657
Net asset value
per share:          $    10.00000  $    11.06543  $     26.96489  $     17.78763  $     15.51706
Cost:               $  15,336,982  $  10,585,203  $   38,444,992  $   61,807,733  $   77,584,376


                                               PORTFOLIOS (CONTINUED)
                    ----------------------------------------------------------------------------
                        ZERO
                       COUPON          HIGH
                        BOND           YIELD          STOCK           EQUITY         NATURAL
                        2000           BOND           INDEX           INCOME        RESOURCES
                    -------------  -------------  --------------  --------------  --------------
Number of shares:         241,503        791,722         362,383         741,712         221,771
Net asset value
per share:          $    12.91693  $     7.86749  $     23.74471  $     18.50982  $     19.76541
Cost:               $   2,919,924  $   6,397,536  $    6,067,138  $   11,159,340  $    3,883,493

                                               PORTFOLIOS (CONTINUED)
                    ----------------------------------------------------------------------------
                                                       ZERO
                                                      COUPON                          SMALL
                                    GOVERNMENT         BOND         PRUDENTIAL    CAPITALIZATION
                       GLOBAL         INCOME           2005          JENNISON         STOCK
                    -------------  -------------  --------------  --------------  --------------
Number of shares:         254,465        296,461         154,378         104,143          95,445
Net asset value
per share:          $    17.85474  $    11.22109  $     12.25430  $     14.32319  $     13.79187
Cost:               $   4,091,589  $   3,326,930  $    1,876,329  $    1,325,513  $    1,241,509

NOTE 4:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Pruco Life was $2,498,810.

B.  Deferred Sales Charge

    Subsequent to a contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the sixth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges paid to Pruco Life was $177,363.

C.  Administration Charges

    The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1996, the amount of these charges paid to Pruco Life was $974,407.

D.  Expense Reimbursement

    Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced and Zero Coupon 2000 Portfolios of the Series Fund. In addition, the

                                      A12

    Account is reimbursed by Pruco Life, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio. For 1996, the amount of these reimbursements totaled $424,303.

E.  Cost of Insurance Charges

    Contract holder contributions are applied to the account net of State premium taxes. During 1996, Pruco Life received a total of $1,442.

NOTE 5:  TAXES

Pruco Life is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Pruco Life. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

Contract owner activity in the subaccounts of the Account, for the year ended December 31, 1996, was as follows:

                                               SUBACCOUNTS
                --------------------------------------------------------------------------
                    MONEY       DIVERSIFIED                    FLEXIBLE      CONSERVATIVE
                    MARKET          BOND         EQUITY        MANAGED         BALANCED
                --------------  ------------  ------------  --------------  --------------
Contract Owner
Contributions,
net:            $   11,105,394  $  2,260,753  $  6,477,728  $    3,841,686  $    4,848,937
Contract Owner
Redemptions:    $  (17,552,501) $ (5,018,460) $(10,444,553) $  (10,499,568) $  (13,024,429)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $      725,248  $    540,638  $   (114,020) $   (1,275,799) $   (1,697,493)


                                         SUBACCOUNTS (CONTINUED)
                --------------------------------------------------------------------------
                     ZERO
                    COUPON          HIGH
                     BOND          YIELD         STOCK          EQUITY         NATURAL
                     2000           BOND         INDEX          INCOME        RESOURCES
                --------------  ------------  ------------  --------------  --------------
Contract Owner
Contributions,
net:            $      373,985  $  1,553,297  $  1,586,972  $    1,609,102  $    1,743,433
Contract Owner
Redemptions:    $     (959,382) $ (1,952,950) $ (2,041,157) $   (2,263,884) $   (1,945,979)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $     (298,498) $   (252,511) $  1,149,028  $     (422,521) $      608,489

                                         SUBACCOUNTS (CONTINUED)
                --------------------------------------------------------------------------
                                                  ZERO
                                                 COUPON                         SMALL
                                 GOVERNMENT       BOND        PRUDENTIAL    CAPITALIZATION
                    GLOBAL         INCOME         2005         JENNISON         STOCK
                --------------  ------------  ------------  --------------  --------------
Contract Owner
Contributions,
net:            $    1,107,100  $    471,250  $    406,676  $      705,471  $      496,867
Contract Owner
Redemptions:    $   (1,419,331) $   (511,457) $   (635,466) $     (779,466) $     (641,256)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $    2,023,996  $     20,056  $    323,870  $      967,355  $      852,450

NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to (from) the Account.

                                      A13

NOTE 8:  UNIT ACTIVITY

Transactions in units (including transfers among subaccounts), for the year ended December 31, 1996, were as follows:

                                                           SUBACCOUNTS
                  ---------------------------------------------------------------------------------------------
                        MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                       MARKET              BOND              EQUITY             MANAGED           BALANCED
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        7,216,650.455      1,291,974.736      1,690,948.389      1,350,356.208      1,965,621.835
Contract Owner
Redemptions:        (10,746,897.814)    (2,326,211.044)    (2,764,409.903)    (4,146,398.162)    (5,968,854.234)


                                                     SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------------------------
                        ZERO
                       COUPON              HIGH
                        BOND               YIELD              STOCK             EQUITY             NATURAL
                        2000               BOND               INDEX             INCOME            RESOURCES
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:          150,307.163        797,423.665      1,062,803.613        595,202.784        916,222.712
Contract Owner
Redemptions:           (504,229.043)    (1,128,838.367)      (795,554.570)    (1,007,416.435)      (755,613.643)

                                                     SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------------------------
                                                              ZERO
                                                             COUPON                                 SMALL
                                        GOVERNMENT            BOND            PRUDENTIAL       CAPITALIZATION
                       GLOBAL             INCOME              2005             JENNISON             STOCK
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        2,603,487.570        294,632.366        363,945.684      1,293,924.433      1,030,250.081
Contract Owner
Redemptions:         (1,186,505.179)      (305,047.606)      (320,641.624)      (605,796.030)      (516,974.354)

NOTE 9:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                       PORTFOLIOS
                    --------------------------------------------------------------------------------
                        MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                        MARKET           BOND           EQUITY           MANAGED         BALANCED
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $    4,424,000  $    1,037,000  $       675,000  $       110,000  $      194,000
Sales.............  $  (11,256,000) $   (3,348,000) $    (5,233,000) $    (8,533,000) $  (11,066,000)


                                                 PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------------------------
                         ZERO
                        COUPON           HIGH
                         BOND           YIELD            STOCK           EQUITY          NATURAL
                         2000            BOND            INDEX           INCOME         RESOURCES
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $            0  $      371,000  $     1,833,000  $       588,000  $    1,302,000
Sales.............  $     (838,000) $   (1,129,000) $    (1,238,000) $    (1,861,000) $   (1,318,000)

                                                 PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON                            SMALL
                                      GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                        GLOBAL          INCOME           2005           JENNISON          STOCK
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $    2,321,000  $      283,000  $       615,000  $     1,181,000  $    1,208,000
Sales.............  $     (659,000) $     (646,000) $      (188,000) $      (337,000) $     (444,000)

                                      A14


                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION



                                                              DECEMBER 31,
                                                      1996                   1995
                                                   -----------            ------------
                                                                (000'S)
ASSETS
Fixed maturities
    Held to maturity                               $  405,731             $   437,727
    Available for sale                              2,236,817               2,144,854
Equity securities                                       3,748                   4,036
Mortgage loans                                         46,915                  64,464
Investment real estate                                      -                   4,059
Policy loans                                          639,782                 569,273
Other long term investments                             4,528                   4,159
Short term investments                                169,830                 228,016
                                                   -----------            ------------
    Total invested assets                           3,507,351               3,456,588
                                                   -----------            ------------
Cash                                                   73,766                  41,435
Deferred policy acquisition costs                     633,159                 566,976
Premiums due                                            9,084                   6,367
Accrued investment income                              62,110                  59,862
Receivable from affiliates                              1,901                   8,275
Federal income tax receivable                           7,191                   6,375
Reinsurance recoverable on unpaid losses               27,014                  27,914
Other assets                                           20,000                  12,578
Separate Account assets                             5,336,851               4,285,268
                                                   -----------            ------------
TOTAL ASSETS                                       $9,678,427              $8,471,638
                                                   ===========            ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future policy benefits and other policyholders'
   liabilities                                     $  557,351             $   501,200
Policyholders' account balances                     2,188,862               2,218,330
Deferred federal income tax payable                   148,960                 141,048
Payable to affiliate                                   51,729                  41,584
Other liabilities                                      55,090                  37,387
Separate Account liabilities                        5,277,454               4,263,896
                                                   -----------            ------------
Total Liabilities                                   8,279,446               7,203,445
                                                   -----------            ------------
Contingencies - Note 9
Stockholder's Equity
Common Stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding at
        December 31, 1996 and 1995                      2,500                   2,500
Paid-in-capital                                       439,582                 439,582
Net unrealized investment gains (less deferred
   income tax)                                         12,402                  30,836
Retained earnings                                     944,497                 795,275
                                                   -----------            ------------
Total Stockholder's Equity                          1,398,981               1,268,193
                                                   -----------            ------------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                               $9,678,427              $8,471,638
                                                   ===========            ============





               SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS





                                                              YEAR ENDED
                                                             DECEMBER 31,
                                                      1996       1995        1994
                                                   -----------------------------------
                                                                (000'S)
REVENUES
Premiums                                           $   51,525  $  42,089   $   22,689
Policy charges and fee income                         324,976    319,012      308,753
Net investment income                                 247,328    246,618      241,132
Realized investment gains (losses)                     10,835     13,200     (41,074)
Other income                                           20,818     26,986       13,259
                                                   -----------------------------------

Total Revenues                                        655,482    647,905      544,759
                                                   -----------------------------------

BENEFITS AND EXPENSES

Policyholders' benefits                               186,873    153,987      121,949
Interest credited to policyholders' account
   balances                                           118,246    126,926      113,711
Other operating costs and expenses                    122,006    134,790      179,173
                                                   -----------------------------------

Total Benefits and Expenses                           427,125    415,703      414,833
                                                   -----------------------------------

Income before income tax provision                    228,357    232,202      129,926
                                                   -----------------------------------

Income tax provision                                   79,135     79,558       48,031
                                                   -----------------------------------

NET INCOME                                         $  149,222  $ 152,644     $ 81,895
                                                   ===================================






                        SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY



                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                       1996       1995        1994
                                                   -----------------------------------
                                                                (000'S)
Common Stock

Balance, beginning of year                         $    2,500   $   2,500   $   2,500
Issued during year                                          -           -           -
                                                   -----------------------------------

Balance, end of year                                    2,500       2,500       2,500
                                                   -----------------------------------

Paid in Capital

Balance, beginning of year                            439,582     439,582     439,582
Paid in during year                                         -           -           -
                                                   -----------------------------------

Balance, end of year                                  439,582     439,582     439,582
                                                   -----------------------------------

Net Unrealized Investment Gains (Losses)
   (Less Deferred Income Tax)

Balance, beginning of year                             30,836      (1,349)          -
Adoption of SFAS 115                                        -     (39,762)          -
Net change in unrealized investment
   gains (losses)                                     (18,434)     71,947      (1,349)
                                                   -----------------------------------

Balance, end of year                                   12,402      30,836      (1,349)
                                                   -----------------------------------

RETAINED EARNINGS

Balance, beginning of year                            795,275     642,631     560,736
Net income                                            149,222     152,644      81,895
                                                   -----------------------------------

Balance, end of year                                  944,497     795,275     642,631
                                                   -----------------------------------

TOTAL STOCKHOLDER'S EQUITY                         $1,398,981  $1,268,193  $1,083,364
                                                   ===================================






                        SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                     YEAR ENDED
                                                                                     DECEMBER 31,
                                                                          1996           1995            1994
                                                                    ------------------------------------------
                                                                                        (000'S)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                           $   149,222    $   152,644    $    81,895
Adjustments to reconcile net income to net cash from
     operating activities:
     Increase in future policy benefits and other policyholders'
         liabilities                                                      56,151         22,877         31,932
     General account policy fee income                                   (50,286)       (56,637)       (48,401)
     Interest credited to policyholders' account balances                118,246        126,926        113,711
     Net decrease (increase) in Separate Accounts                        (38,025)        (3,520)        (4,121)
     Net realized investment (gains) losses                              (10,835)       (13,200)        41,074
     Amortization and other non-cash items                                26,709         (8,106)         6,228
     Change in:
         Accrued investment income                                        (2,248)          (480)        (2,597)
         Premiums due                                                     (2,717)        (1,957)        (1,374)
         Receivable from affiliates                                        6,374           (758)          (637)
         Note receivable from affiliate                                     --             --           50,000
         Deferred policy acquisition costs                               (66,183)        31,318         34,124
         Federal income tax receivable                                      (816)        12,031        (28,908)
         Other assets                                                     (6,522)       (12,689)       (11,121)
         Payable to affiliate                                             10,145         11,327        (24,029)
         Deferred federal income tax payable                               7,912         30,779           --
         Other liabilities                                                17,703        (61,306)        (5,293)
                                                                     -----------------------------------------
Cash Flows From Operating Activities                                     214,830        229,249        232,483
                                                                     -----------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Held to maturity                                          138,127        144,898      2,710,423
               Available for sale                                      3,886,254      1,886,687           --
         Equity securities                                                 7,527          5,557          1,910
         Mortgage loans                                                   19,226          7,395         10,821
         Other long term investments                                         288          1,559            607
         Investment real estate                                            4,488          2,926          8,677
     Payments for the purchase of:
         Fixed maturities:
               Held to maturity                                         (114,494)      (135,092)    (2,561,082)
               Available for sale                                     (4,008,810)    (1,741,139)          --
         Equity securities                                                (4,697)        (4,279)        (2,436)
         Mortgage loans                                                     --             --          (35,276)
         Other long term investments                                        (657)        (1,674)        (1,584)
     Policy loans                                                        (70,509)       (75,411)       (73,591)
     Net proceeds (payments) of short term investments                    58,186        (36,482)         9,845
                                                                     -----------------------------------------
Cash Flows From Investing Activities                                     (85,071)        54,945         68,314
                                                                     -----------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                       536,370         95,039        114,105
          Withdrawals (net of transfers to/from separate accounts)      (633,798)      (365,578)      (387,793)
                                                                     -----------------------------------------
Cash Flows From Financing Activities                                     (97,428)      (270,539)      (273,688)
                                                                     -----------------------------------------
     Net increase in Cash                                                 32,331         13,655         27,109
     Cash, beginning of year                                              41,435         27,780            671
                                                                     -----------------------------------------
CASH, END OF YEAR                                                    $    73,766    $    41,435    $    27,780
                                                                     =========================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                              $    61,760    $    53,107    $    56,089
                                                                     =========================================



               SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994

    1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

    A.  Principles of Consolidation

    The accompanying consolidated financial statements include the accounts of Pruco Life Insurance Company (Pruco Life), a stock life insurance company, and its subsidiaries (collectively, the Company). Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual life insurance company. The Company markets individual life insurance and deferred annuities primarily through Prudential's sales force in the United States, and in Taiwan. All significant intercompany balances and transactions have been eliminated in consolidation.

    B.  Basis of Presentation

    The Financial Accounting Standards Board (FASB) issued Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended by Statement of Financial Accounting Standards (SFAS) No. 120 "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", effective for fiscal years beginning after December 15, 1995. Financial statements of mutual life insurance companies, and their wholly owned stock life insurance subsidiaries, for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting practices will no longer be characterized as in conformity with generally accepted accounting principles (GAAP). As a result, the Company has prepared its 1996 consolidated financial statements in accordance with all applicable GAAP pronouncements. The 1995 and 1994 consolidated financial statements, which were previously prepared on the statutory basis of accounting, have been restated in accordance with GAAP. The cumulative effect of adopting GAAP as of January 1, 1994 was an increase in retained earnings of $378.3 million. See Note 7 for a reconciliation of the Company's surplus and net income determined in accordance with statutory accounting practices with equity and net income determined on a GAAP basis.

    On January 1, 1995, the Company adopted SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement decreased stockholder's equity by $39.8 million net of deferred income tax benefit of $21.4 million. In 1994 prior to the adoption of SFAS 115, all fixed maturities were carried at amortized cost.

    C.  Investments

    Fixed Maturities - Securities held to maturity are those that the Company has the positive intent and ability to hold to maturity and are principally reported at amortized cost. Amortized cost is adjusted to estimated fair value for impairments which are deemed to be other than temporary.

    Where the Company may not have the positive intent to hold fixed maturities until maturity, the securities are classified as "Available for Sale." These securities are reported at market value based principally on their quoted market prices. The associated unrealized gains and losses, net of income taxes and deferred policy acquisition costs, are included as a component of equity or if deemed to be other than temporary, are included as a realized loss.

    Equity Securities consist primarily of common and preferred stocks. Marketable equity securities are reported at market value based principally on their quoted market prices. Cost basis of the equity securities is $3.9 million and $5.3 million as of December 31, 1996 and 1995, respectively. The associated unrealized gains and losses are included as a component of equity.

    Mortgage Loans and Policy Loans are stated primarily at unpaid principal balances, net of unamortized discounts. Interest income is recognized as net investment income earned.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    Investment Real Estate acquired through foreclosure during 1994 was sold in 1996 for $4.5 million.

    Other Long Term Investments, which consist of limited partnerships, are valued at the aggregate net equity in the partnerships. Certain investments in this category were non-income producing at December 31, 1995. These investments were $.3 million at December 31, 1995. There were no non-income producing investments at December 31, 1996 and 1994.

    Partnership and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting. Non real estate related interests of $4.5 million and $4.1 million are included in other long term investments, at December 31, 1996 and 1995, respectively. The Company's share of net income from such entities was $1.4 million, $.3 million, and $1.9 million for the years ended December 31, 1996, 1995, and 1994, respectively, and is reported in net investment income.

    Realized investment gains and losses are reported based on specific identification of the investments sold.

    Short-term investments are fixed maturities that mature within one year, and are reported at estimated fair value.

    D.  Revenue Recognition and Related Expenses

    Universal life contracts are long duration life insurance contracts that involve significant mortality and morbidity risk with both fixed and guaranteed terms. Investment contracts are long duration contracts that do not subject the insurance enterprise to risks arising from policyholder mortality or morbidity. Amounts received as payments for these contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist primarily of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration fees and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums, policy benefits and claims from traditional life and annuity policies, generally are recognized in operations when due.

    E.  Deferred Policy Acquisition Costs

    Acquisition costs consist of commissions and other costs which vary with and are primarily related to the production or acquisition of new business. Acquisition costs related to universal life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality, expense margins and surrender charges based on historical and anticipated future experience. Amortization of deferred policy acquisition costs was $9.3 million, $54.4 million, and $76.0 million for the years ended December 31, 1996, 1995, and 1994, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect on the deferred policy acquisition asset that would result from realization of unrealized investment gains (losses) is recognized with an offset to unrealized investment gains (losses) in consolidated stockholder's equity.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    F.   Future Policy Benefits and Policyholders' Account Balances

    Benefit reserve liabilities for payout annuities such as matured deferred annuities and supplementary contracts represent the present values of estimated future benefits payments and related expenses. Present values for these contracts are computed using interest rates ranging from 6.5% to 11%. The mortality assumption for these contracts is the 83 IAM tables. Reserves for supplementary benefits are stated at interest rates that vary from 4% to 6.5% using mortality and morbidity assumptions either from company experience or various actuarial tables.

    When liabilities for future policy benefits plus the present value of expected future gross deposits are insufficient to provide expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established as a charge to income.

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross deposits plus interest credited less expense and mortality charges and withdrawals.

    Interest crediting rates on life insurance products range from 3.35% to 7%.


    G.  Separate Accounts

    Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

    All Separate Account assets are carried at market value. Deposits to all Separate Accounts are reported as increases in Separate Account liabilities, which equal the Separate Account policy account fund values. Charges assessed against Policyholders' account balances for mortality, policy administration and surrender charges are included in policy charges and fee income. Mortality and expense risk charges are applied against the Policyholders' account balance. The Separate Account assets are legally segregated and are not subject to claims that arise out of any other business of the Company.

    H.  Estimates

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



2.  FIXED MATURITIES

Gross unrealized gains and losses for securities classified as Held to Maturity and Available for Sale, by major security type, are as follows:

                                                DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Held to Maturity
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies                $       -       $       -       $       -       $       -

Foreign government bonds                         -               -               -               -

Corporate securities                       405,731          10,947             576         416,102

Mortgage-backed securities                       -               -               -               -

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                    $ 405,731       $  10,947       $     576       $ 416,102
---------------------------------------------------------------------------------------------------





                                                DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Available For Sale
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies              $    32,055       $      30        $    174    $     31,911

Foreign government bonds                    90,447             857             205          91,099

Corporate securities                     2,087,250          30,365           4,206       2,113,409

Mortgage-backed securities                     398               -               -             398

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                  $ 2,210,150       $  31,252        $  4,585    $  2,236,817
---------------------------------------------------------------------------------------------------


                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994




                                                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Held to Maturity
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies              $         -     $         -     $         -      $        -

Foreign government bonds                         -               -               -               -

Corporate securities                       437,727          18,629           1,805         454,551

Mortgage-backed securities                       -               -               -               -

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                  $   437,727     $    18,629     $     1,805      $  454,551
---------------------------------------------------------------------------------------------------





                                                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Available For Sale
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies             $    324,854     $     6,830     $        61    $    331,623

Foreign government bonds                    73,042           3,055               -          76,097

Corporate securities                     1,507,248          54,545           2,168       1,559,625

Mortgage-backed securities                 169,190           8,717             398         177,509

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                 $  2,074,334     $    73,147     $     2,627    $  2,144,854
---------------------------------------------------------------------------------------------------


                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



The amortized cost and estimated fair value of fixed maturities at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.



                                DECEMBER 31, 1996
------------------------------------------------------------------------------
                                                                     Estimated
                                                        Amortized       Fair
(000's)                                                    Cost        Value
------------------------------------------------------------------------------
Held to Maturity

Due in one year or less                                $   28,653   $   28,762

Due after one year through five years                     156,013      158,183

Due after five years through ten years                    194,765      202,766

Due after ten years                                        26,300       26,391

Mortgage-backed securities                                   --           --
------------------------------------------------------------------------------

Total                                                  $  405,731   $  416,102
------------------------------------------------------------------------------




                                DECEMBER 31, 1996
------------------------------------------------------------------------------
                                                                     Estimated
                                                        Amortized       Fair
(000's)                                                    Cost        Value
------------------------------------------------------------------------------
Available For Sale

Due in one year or less                                $  130,400   $  131,301

Due after one year through five years                   1,561,854    1,578,979

Due after five years through ten years                    398,090      404,920

Due after ten years                                       119,408      121,219

Mortgage-backed securities                                    398          398
------------------------------------------------------------------------------

Total                                                  $2,210,150   $2,236,817
------------------------------------------------------------------------------


Proceeds from the sale of fixed maturities during 1996, 1995, and 1994 were $3.8 billion, $1.8 billion, and $2.6 billion, respectively. Gross gains of $28.7 million, $28.8 million, and $16.8 million and gross losses of $19.7 million, $17.5 million, and $49.8 million were realized on those sales during 1996, 1995, and 1994, respectively.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994

3.  Net Investment Income                                         YEAR ENDED
                                                                  DECEMBER 31,
                                                        1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Net investment income consists of:
  Gross investment income
       Fixed maturities
            Held to maturity                         $  33,419    $  33,458    $ 196,909
            Available for sale                         152,445      160,740         --
       Equity securities                                    44          104           14
       Mortgage loans                                    5,669        7,757        4,041
       Investment real estate                              613          647        2,146
       Policy loans                                     33,449       29,775       25,692
       Short term investments                           16,780       15,092       12,676
       Other                                             9,438        3,949        5,075
                                             -------------------------------------------
                                                       251,857      251,522      246,553
  Investment expenses                                   (4,529)      (4,904)      (5,421)
                                             ===========================================
  Net investment income                              $ 247,328    $ 246,618    $ 241,132
                                             ===========================================


4.  Investment Gains (Losses)
                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                        1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Realized investment gains (losses)
       Fixed maturities - Available for sale         $   9,036    $  11,359    $ (38,180)
       Equity securities                                   781        2,020          503
       Mortgage loans                                    1,677          (90)      (4,581)
       Investment real estate                              487          (99)       1,184
       Other                                            (1,146)          10         --
                                             -------------------------------------------

Realized investment gains (losses)                   $  10,835    $  13,200    $ (41,074)
                                             ===========================================


                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                          1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Net unrealized investment gains
    (losses), beginning of period                    $  30,836    $  (1,349)   $    --

Net unrealized investment gains (losses)
    Fixed maturities - Available for sale              (43,853)     131,712         --
    Equity securities                                    1,403          827       (2,108)
                                             -------------------------------------------
                                                       (42,450)     132,539       (2,108)

Deferred income tax benefit (provision)                 15,398      (47,714)         759
Deferred policy acquisition costs
    (net of deferred income taxes)                       8,618      (12,878)        --
                                             -------------------------------------------
Net change in unrealized
    investment gains (losses)                          (18,434)      71,947       (1,349)

Adoption of SFAS 115                                      --        (39,762)        --

                                             -------------------------------------------
Net unrealized investment gains
    (losses), end of period                          $  12,402    $  30,836       (1,349)
                                             ===========================================

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


5.  Fair Value Information

The fair value amounts have been determined by the Company using available information and reasonable valuation methodologies. Considerable judgment is applied, as necessary, in interpreting data to develop the estimates of fair value. Accordingly, the estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values.

The following methods and assumptions were used in calculating the fair values.

Fixed Maturities - Fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve adjusted for the type of issue, its current quality and its remaining average life.

Equity Securities - Fair value is based on quoted market prices.

Mortgage Loans - The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy Loans - The estimated fair value is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Policyholders' Account Balances - Fair values for policyholders' account balances are equal to the policy account values.

Short-term Investments - Fair values for short-term investments are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                                           1996                                1995
                                            CARRYING VALUE      FAIR VALUE        CARRYING VALUE      FAIR VALUE
                                            --------------      ----------        --------------      ----------
                                                                         (000'S)
Financial Assets:
     Fixed maturities:
          Held to maturity                 $     405,731   $     416,102         $     437,727   $     454,551
          Available for sale                   2,236,817       2,236,817             2,144,854       2,144,854
     Mortgage loans                               46,915          46,692                64,464          63,635
     Policy loans                                639,782         623,218               569,273         577,975
     Equity securities                             3,748           3,748                 4,036           4,036
     Short-term investments                      169,830         169,830               228,016         228,016

Financial Liabilities:
     Policyholders'
        account balances                   $   2,188,862   $   2,188,862         $   2,218,330   $   2,218,330

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


6.  Income Taxes

The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. The Internal Revenue Code limits the amount of nonlife insurance losses that may offset life insurance company taxable income. Companies operating outside the United States are taxed under applicable foreign statutes.

Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. The Company has a net receivable from Prudential of $7.2 million and $6.4 million as of December 31, 1996 and 1995, respectively.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes.


The components of income taxes are as follows:

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                             1996       1995       1994
                                    -------------------------------------
                                                       (000'S)
Current income tax provision:
   Federal income tax                      $ 59,489   $ 65,131   $ 59,641
   State and local income tax                   703      1,876      3,036
   Foreign income tax                             4          7          7
                                    -------------------------------------
   Total current income tax                  60,196     67,014     62,684
Deferred income tax provision
     (benefit):
   Federal income tax                        18,413     12,196    (14,246)
   State and local income tax                   526        348       (407)
                                    -------------------------------------
   Total deferred income tax                 18,939     12,544    (14,653)
                                    -------------------------------------
Total income tax provision                 $ 79,135   $ 79,558   $ 48,031
                                    =====================================



The income tax provision is different from the amount computed using the expected federal income tax rate of 35% for the following reasons:

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                              1996       1995       1994
                                      -------------------------------------
                                                        (000'S)

Expected federal income tax expense        $ 79,926    $ 81,271    $ 45,474
State income taxes                            1,229       2,224       2,629
Other                                        (2,020)     (3,937)        (72)
                                      =====================================
Total income tax provision                 $ 79,135    $ 79,558    $ 48,031
                                      =====================================

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



The components of net deferred income taxes payable are as follows:

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                              1996              1995
                                        ------------------------------
                                                      (000'S)
Deferred Income Tax Assets
Insurance liabilities                      $  38,532         $  40,732
Other                                           --                --
                                        ------------------------------
Total deferred income tax assets           $  38,532         $  40,732
                                        ==============================

Deferred Income Tax Liabilities
Deferred acquisition costs                 $ 173,785         $ 153,526
Net investment gains                          12,502            28,157
Other                                          1,205                97
                                        ------------------------------
Total deferred income tax liabilities        187,492           181,780
                                        ------------------------------
Deferred federal income tax payable        $ 148,960         $ 141,048
                                        ==============================



The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    7.  Stockholder's Equity Reconciliation

    The reconciliation of statutory net income to GAAP net income, and statutory surplus to GAAP equity as of December 31, 1996, 1995, and 1994 are as follows:

                                                   1996               1995               1994
                                        ---------------------------------------------------------
                                                                 (000'S)
Statutory net income                           $    73,847        $   157,751        $    52,955
     Deferred acquisition costs                     48,862             (6,103)           (34,124)
     Deferred premium                                1,295               (743)             1,122
     Insurance liabilities                          10,211             22,890             31,780
     Income taxes                                   (7,780)           (27,669)            42,755
     Interest maintenance reserve                      365              5,480            (24,704)
     Separate accounts and other                    22,422              1,038             12,111
                                        ---------------------------------------------------------
GAAP net income                                $   149,222        $   152,644        $    81,895
                                        =========================================================


Statutory surplus                              $   901,645        $   829,022        $   676,087
     Investment valuation                           26,678             70,776                  -
     Deferred acquisition costs                    633,159            566,976            598,294
     Deferred premium                              (11,859)           (13,154)           (12,412)
     Insurance liabilities                        (124,781)          (153,995)           (71,076)
     Income taxes                                 (124,823)          (128,070)           (82,167)
     Asset valuation reserve and interest
           maintenance reserve                      68,733             64,551             23,690
     Other                                          30,229             32,087            (49,052)
                                        ---------------------------------------------------------
GAAP stockholder's equity                      $ 1,398,981        $ 1,268,193        $ 1,083,364
                                        =========================================================



    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    8.  Related Party Transactions

    A.  Service Agreements

    The Company, Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $102 million, $98 million and $78 million for the years ended December 31, 1996, 1995, and 1994, respectively.

    B.  Pension Plans

    The Company is a wholly-owned subsidiary of Prudential which sponsors several defined benefit pension plans that cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. Prudential's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

    No pension expense for contributions to the plan was allocated to the Company in 1996, 1995, or 1994 because the plan was subject to the full funding limitation under the Internal Revenue Code.

    C.  Postretirement Life and Health Benefits

    Prudential also sponsors certain life insurance and health care benefits for its retired employees. Substantially all employees may become eligible to receive a benefit if they retire after age 55 with at least 10 years of service. Prudential elected to amortize its obligation over twenty years. A provision for contributions to the postretirement fund is included in the net cost of services allocated to the Company discussed above for the years ended December 31, 1996, 1995, and 1994.

    D.  Reinsurance

    The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically: reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1996, 1995, and 1994.

    9.  Contingencies

    Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

    10.  Dividends

    The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1996, the Company would be permitted a maximum of $48 million in dividend distribution in 1997, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP
--------------------------
PRICE WATERHOUSE LLP
New York, New York
March 21, 1997

INDEPENDENT AUDITORS' REPORT


To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey


We have audited the accompanying consolidated statement of financial position of Pruco Life Insurance Company and subsidiaries as of December 31, 1995, and the related consolidated statements of operations, stockholder's equity and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements presents fairly, in all material respects, the consolidated financial position of Pruco Life Insurance Company and subsidiaries as of December 31, 1995, and the consolidated results of operations and cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company has retroactively adopted all applicable generally accepted accounting principles relating to stock life insurance subsidiaries of mutual life insurance companies and has changed, as of January 1, 1995, the method of accounting for fixed maturity investments.


/s/ DELOITTE & TOUCHE LLP
Parsippany, N.J.
December 19, 1996

[INSERT LOGO]

                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS




                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 445-4571

[INSERT LOGO]